PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2014
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

8. PROPERTY AND EQUIPMENT, NET

        Property and equipment, net, consisted of the following (in RMB thousands):

	December 31,
	2013	2014
Computers and software	42,226	17,131
Furniture, fixtures and equipment	21,055	7,441
Vehicles	6,077	5,636
Leasehold improvements	45,061	35,346
	114,419	65,554
Less: accumulated depreciation and amortization	(80,985)	(47,425)

Property and equipment, net	33,434	18,129

        For the years ended December 31, 2012, 2013 and 2014, depreciation and amortization expenses for property and equipment amounted to RMB22.7 million, RMB18.0 million and RMB16.3 million, respectively.

        The Group assessed the recoverability of the property and equipment by comparing the carrying value of the property and equipment to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. Where the fair value is lower than the carrying value, an impairment loss is recognized in the statements of operations for the difference between the fair value, using the expected future discounted cash flows, and the carrying value of the assets. No impairment of long-lived assets was recognized for the years ended December 31, 2012, 2013 and 2014.